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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


                          Date of Report: June 26, 2003
                        (Date of earliest event reported)



                  ABN AMRO MORTGAGE CORPORATION, SERIES 2003-8
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                               333-101550                36-3886007
-------------------------------        -----------            ----------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
Incorporation)                         File Number)          Identification No.)

135 South LaSalle Street                                         60603
Chicago, Illinois                                             ----------
(Address of Principal Executive Offices)                      (Zip Code)


      Registrant's telephone number, including area code, is (312) 904-2000



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Item 5. OTHER EVENTS.

                  On or about June 26, 2003, the Registrant will cause the issuance and sale of Multi-Class Mortgage Pass-Through Certificates, Series 2003-8 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of June 1, 2003, among ABN AMRO Mortgage Corporation, as depositor, JPMorgan Chase Bank, as trustee and ABN AMRO Mortgage Group, Inc., as servicer.

                  In connection with the sale of the Certificates, the Registrant has been advised by Credit Suisse First Boston LLC ("CSFB"), that CSFB has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "ABS term sheets" or "computational materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-101550 which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by CSFB. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by CSFB at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.




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Item 7.   FINANCIAL STATEMENTS. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


          (a) FINANCIAL STATEMENTS.

                  Not applicable.

          (b) PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

          (c)     EXHIBITS


                ITEM 601(a) OF
                REGULATION S-K
EXHIBIT NO.     EXHIBIT NO.                    DESCRIPTION
-----------     -----------                    -----------

     1           99                          Computational
                                             Materials--Computational Materials
                                             (as defined in Item 5) that have
                                             been provided by CSFB to certain
                                             prospective purchasers of ABN AMRO
                                             Mortgage Corporation Mortgage Pass
                                             Through Certificates Series 2003-8




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           ABN AMRO MORTGAGE
                                           CORPORATION

                                           By: /s/ Maria Fregosi
                                               ---------------------
                                           Name:   Maria Fregosi
                                           Title:  Vice President


Dated: June 26, 2003



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                                  EXHIBIT INDEX



           Item 601(a) of      Sequentially
Exhibit    Regulation S-K      Numbered
Number.    Exhibit No.         Description                  Page
-------    -----------         -----------                  ----

1          99                  Computational Materials      Filed Manually



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                                     EXHIBIT

                             (Intentionally Omitted)